                                                                EXHIBIT 10.12


                                FIRST AMENDMENT TO
                  REVOLVING CREDIT AGREEMENT AND LOAN DOCUMENTS

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND LOAN DOCUMENTS ("Amendment") is made and entered into as of December 28, 1998, by and among PRICE ENTERPRISES, INC., a Maryland corporation ("Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender (the "Original Lender"), BANK ONE, ARIZONA, NA ("Bank One"), AMSOUTH BANK ("AmSouth"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent.

                                   RECITALS

     A. Borrower, Original Lender and Agent entered into that certain Revolving Credit Agreement dated as of December 3, 1998 (as amended, supplemented or modified from time to time, the "Credit Agreement"), pursuant to which Original Lender agreed to make, and Borrower agreed to take, a revolving loan in the principal amount of up to $50,000,000. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings given such terms in the Credit Agreement.

      B. Borrower executed and delivered to Original Lender that certain Promissory Note dated December 3, 1998, in the stated principal amount of $50,000,000 (the "Wells Fargo Note"). As of the date of this Amendment, Advances under the

Wells Fargo Note in the amount of $49,111,573.79 (the "Outstanding Principal Balance") are outstanding.

     C. Effective as of the Effective Date, Bank One and AmSouth will become Lenders for all purposes of the Credit Agreement and the other Loan Documents.

     D. Borrower, the Lenders and Agent desire to amend the Credit Agreement and the other Loan Documents, all as more particularly set forth in this Amendment.

     NOW, THEREFORE, Borrower, the Lenders and Agent agree as follows:

     1. INCORPORATION OF RECITALS; EFFECTIVE DATE. The foregoing recitals are incorporated herein as an agreement of Borrower, Lenders and Agent. The date of this Amendment and the other Modification Documents (defined in Section 14(a), below), is for reference purposes only. The effective date (the "Effective Date") of this Amendment and the other Modification Documents is the date on which the conditions set forth in Section 14, below, have been satisfied or waived by all of the Lenders.

     2.  SECTION 1.1.

         (1) The definition of "Applicable LIBOR Rate Margin", as set forth in Section 1.1 of the Credit Agreement, is hereby amended to read in full as follows:

      "APPLICABLE LIBOR RATE MARGIN" means, during each Pricing Period, the interest rate margin set forth below (expressed in basis points per annum) opposite the Applicable Pricing Level for that Pricing Period:


                   APPLICABLE
                  PRICING LEVEL                     MARGIN
                  -------------                     ------
                       I                            110.00
                       II                           120.00
                       III                          125.00
                       IV                           130.00
                       V                            135.00
                       VI                           140.00
                       VII                          145.00

         (2) The definition of "Commitment", as set forth in Section 1.1 of the Credit Agreement, is hereby amended to read in full as follows:

         "COMMITMENT" means, subject to SECTIONS 2.7 and 2.8, $100,000,000.
     As of the Closing Date, the respective Pro Rata Shares of the Lenders with respect to the Commitment are set forth in SCHEDULE 1.1.

         (3) The first sentence of the definition of "Lenders", as set forth in Section 1.1 of the Credit Agreement, is hereby amended to read in full as follows:

         "LENDERS" means Wells Fargo (for so long as it holds an interest in a Note), Bank One, Arizona, NA, AmSouth Bank and any other bank, finance company, insurance or other financial institution which is or becomes a party to this Agreement by execution of a counterpart signature page hereto or an Assignment and Assumption, as assignee.

     3.  SECTION 2.1.

              (a) Section 2.1(a)(i)(w) of the Credit Agreement is hereby amended to read in full as follows:

         (w) the aggregate principal amount of all outstanding Advances shall not at any time exceed One Hundred Million Dollars ($100,000,000);

              (b) Section 2.1(a)(i)(y) of the Credit Agreement is hereby amended to read in full as follows:

         (y) the aggregate principal amount of all outstanding Advances shall not at any time exceed an amount which would cause the aggregate Annualized Property NOI for all Real Properties in the Unencumbered Pool to be less than 160% of Pro Forma Debt Service; and

     4.  SECTION 2.2.

         (1) The following sentence is hereby added after the end of the first sentence of Section 2.2 of the Credit Agreement:

     Notices of Borrowing shall be signed by any two of the employees of Borrower set forth on SCHEDULE 2.2.

         (2) The third sentence of Section 2.2 of the Credit Agreement (which sentence was the second sentence of Section 2.2 prior to the addition of the sentence added by subsection (a), above) is hereby amended to read in full as follows:

     Agent shall be entitled to act on the instructions of Persons identifying themselves as two of the Persons authorized to execute a Notice of Borrowing, and Borrower shall be bound thereby in the same manner as if such Persons were actually so authorized.

     5.  SECTION 2.5.  The reference to "$50,000,000" in clause (i) of
Section 2.5(b) of the Credit Agreement is hereby deleted and replaced with "$100,000,000".

     6. SECTION 2.8. The reference to "Forty Million Dollars ($40,000,000)" in lines 18 and 19 of Section 2.8 of the Credit Agreement is hereby deleted and replaced with "Sixty Million Dollars ($60,000,000)".

     7. SECTION 6.16. The following is hereby added after the end of the last sentence of Section 6.16 of the Credit Agreement:

     Borrower shall not cause or permit any Entity which is a Consolidated Entity to create, incur or assume any Debt or Guaranty Obligations other than Debt which is secured by real property owned by such Entity and trade Debt incurred in the ordinary course of business of such Entity so long as such trade debt does not, at any time, exceed a reasonable amount as reasonably determined by Agent.

     8. SECTION 7.10. Section 7.10(a) of the Credit Agreement is hereby amended to read in full as follows:

         (a) Neither Borrower nor any Consolidated Entity shall engage, directly or indirectly, in the development of any Real Property; provided, however, that, notwithstanding the foregoing, Borrower and the Consolidated Entities may engage in the development of Real Property only if the aggregate cost of acquisition and development of all such Real Properties under development (assuming the full cost of developing such Real Properties) does not exceed, at any time, twenty percent (20%) of Gross Asset Value.

     9. SECTION 9.1. The following sentence is hereby added after the end of the fourth sentence of Section 9.1 of the Credit Agreement:

     Agent shall deliver to the Lenders, promptly after their receipt by Agent, copies of each Unencumbered Asset Notice, the Property Information with respect to the Real Property covered by such Unencumbered Asset Notice and such other information and items as may be delivered to Agent by Borrower pursuant to the preceding sentence.

     10. SECTION 12.20. Section 12.20(i) shall not apply to either Bank One or AmSouth.

     11. SCHEDULE 1.1. Schedule 1.1 to the Credit Agreement is hereby deleted and replaced with Schedule 1.1 attached hereto.

     12. PURCHASE AND SALE. On the Effective Date, Bank One and AmSouth shall purchase, and Original Lender shall sell, the percentage interest in the Commitment as reflected in EXHIBIT "A" hereto, in order to reallocate the Outstanding Principal Balance under the Notes among the Lenders to correspond to the Pro Rata Shares of the Lenders specified in SCHEDULE 1.1 hereto. The applicable purchase price payments are specified in EXHIBIT "A" hereto and are referred to herein as the "Adjusting Purchase Payments". The Adjusting Purchase Payments shall be made to the Agent by the applicable purchasing Lender by Federal Reserve wire transfer initiated by the payor no later than 10:00 a.m. California time on the Effective Date. Upon receipt of all such payments, the Agent shall promptly send such payments to Original Lender.

     13. SECURITY AGREEMENT. The reference to "$50,000,000" in the third sentence of the first paragraph of the Security Agreement dated as of December 3, 1998, and executed by Borrower and Guarantor in favor of Agent is hereby deleted and replaced with "$100,000,000".

     14. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction (as determined by Agent), or waiver by all of the Lenders, of the following conditions precedent:

         (1) Receipt and approval by Agent of the following documents (the "Modification Documents") each in form and substance satisfactory to Agent and each fully executed:

              (1)  Four (4) originals of this Amendment;

              (2) one original Promissory Note payable to Bank One in the stated principal amount of $25,000,000;

              (3) one original Promissory Note payable to AmSouth in the stated principal amount of $25,000,000; and

              (4) any and all other documents and agreements which are requested by Agent.

         (2) The representations and warranties contained in this Amendment shall be true and correct.

         (3) Except as set forth on page 1 of the Compliance Certificate executed by Borrower and dated December 11, 1998, no Unmatured Event of Default or Event of Default shall have occurred and be continuing.

         (4) Bank One and AmSouth shall have made the Adjusting Purchase Payments as specified in Section 12, above.

         (5) Agent shall have received all fees then due to Agent and the Lenders.

         (6) Agent shall have received from Borrower and Guarantor such corporate resolutions and other authorizations with respect to the execution of this Amendment and the other Modification Documents and the performance of the transactions reflected by this Amendment and the other Modification Documents as Agent may require.

         (7) Agent shall have received, on behalf of Agent and Lenders, favorable opinions of counsel for Borrower and Guarantor dated as of the Effective Date, in form and substance reasonably satisfactory to Agent, Lenders and their respective counsel.

     15. REIMBURSEMENT OF COSTS AND EXPENSES. Borrower shall reimburse Agent for all costs and expenses incurred by Agent in connection with this Amendment, the other Modification Documents and the Syndication promptly after Borrower's receipt of an invoice or other statement for such costs and expenses.

     16. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that, except as otherwise set forth on page 1 of the Compliance Certificate executed by Borrower and dated December 11, 1998, (a) the representations and warranties of Borrower contained in the Credit Agreement are true and correct as of the date hereof (other than those representations and warranties which expressly provide that they speak as of a certain date (E.G., "as of the Closing Date")) and (b) no Unmatured Event of Default or Event of Default has occurred and is continuing.

     17. CONFIRMATION. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

     IN WITNESS WHEREOF, the Borrower, Lenders and Agent have caused this Amendment to be duly executed as of the date first written above.


BORROWER:                              PRICE ENTERPRISES, INC.,
                                       a Maryland corporation



                                       By /s/ Jack McGrory
                                          -------------------------------
                                          Jack McGrory
                                          Its President and Chief
                                          Executive Officer



                                       By /s/ Gary W. Nielson
                                          -------------------------------
                                          Gary W. Nielson
                                          Its Executive Vice President
                                          and Chief Financial Officer


                                       ADDRESS FOR NOTICE AND DELIVERY:

                                       Price Enterprises, Inc.
                                       4649 Morena Boulevard
                                       San Diego, California 92117
                                       Attention:  Gary W. Nielson

                                       Tel:  (619) 581-5430
                                       Fax:  (619) 581-4965

AGENT:                                 WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, as Agent



                                       By /s/ Jeffrey Reed
                                          --------------------------------
                                          Jeffrey Reed
                                          Its Senior Vice President



                                       By /s/ Susan Rosenblatt
                                          --------------------------------
                                          Susan Rosenblatt
                                          Its Vice President


                                       ADDRESS FOR NOTICE AND DELIVERY:

                                       Wells Fargo Bank, N.A.
                                       401 B Street, Suite 304
                                       San Diego, California 92101
                                       Attention:  Manager

                                       Tel:  (619) 699-3174
                                       Fax:  (619) 699-3105

LENDERS:                               WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, as a Lender



                                       By /s/ Jeffrey Reed
                                          --------------------------------
                                          Jeffrey Reed
                                          Its Senior Vice President



                                       By /s/ Susan Rosenblatt
                                          --------------------------------
                                          Susan Rosenblatt
                                          Its Vice President


                                      ADDRESS FOR NOTICE AND DELIVERY:

                                      Wells Fargo Bank, N.A.
                                      Real Estate Group
                                      401 B Street, Suite 304
                                      San Diego, California 92101
                                      Attention:  Manager

                                      Tel:  (619) 699-3174
                                      Fax:  (619) 699-3105

                                      LIBOR OFFICE:

                                      Wells Fargo Bank, N.A.
                                      Real Estate Group Disbursement
                                        Center
                                      2120 East Park Place, Suite 100
                                      El Segundo, California 90245
                                      Attention:  Ms. Angela Meick

                                      Tel: (310) 335-9458
                                      Fax: (310) 615-1014

BANK ONE, ARIZONA, NA



By /s/ R Williams
   ----------------------------
   Rhonda R. Williams
   Its Vice President



ADDRESS FOR NOTICE AND DELIVERY:

Bank One, Arizona, NA
201 North Central
19th Floor
Phoenix, AZ 85004
Attention: AZ1-1321

Tel: (602) 221-1783
Fax: (602) 221-4435


LIBOR OFFICE:

Bank One, Arizona, NA
201 North Central
14th Floor
Phoenix, AZ 85004
Attention: AZ1-1009

Tel: (602) 221-2971
Fax: (602) 221-1615

AMSOUTH BANK


By /s/ Steven R. Chester
   ----------------------------
   Steven R. Chester
   Its Assistant Vice President



ADDRESS FOR NOTICE AND DELIVERY:

AmSouth Bank
Commercial Real Estate Lending
1900 Fifth Avenue North
Birmingham, AL 35203
Attention: Steve Chester

Tel: (205) 326-4869
Fax: (205) 326-4075


LIBOR OFFICE:

AmSouth Bank
Commercial Real Estate
1900 Fifth Avenue North
Birmingham, AL 35203
Attention: Todd Harris

Tel: (205) 581-7985
Fax: (205) 326-4075

                          GUARANTOR'S CONSENT AND AMENDMENT

     Price Enterprises - TX, Inc., a Delaware corporation ("Guarantor"), hereby (i) acknowledges, agrees and consents to all of the terms and provisions of the foregoing Amendment and the other Modification Documents,
(ii) acknowledges and agrees that the Guaranty (the "Guaranty") and the Security Agreement (the "Security Agreement"), both dated as of December 3, 1998, and, in the case of the Guaranty, executed by Guarantor in favor of Agent, and, in the case of the Security Agreement, executed by Guarantor and Borrower in favor of Agent, are and shall remain in full force and effect, and that none of the terms of the Modification Documents shall be construed to impair, or provide a defense to, any of the obligations of Guarantor under the Guaranty and/or the Security Agreement, (iii) acknowledges and agrees that all of the obligations to Agent and the Lenders presently guaranteed under the Guaranty and/or secured by the Security Agreement shall, as supplemented, amended and otherwise modified by the Modification Documents, continue to be guaranteed and secured thereunder, (iv) agrees that the reference to "FIFTY MILLION AND NO/100THS DOLLARS ($50,000,000.00)" in Recital A of the Guaranty is hereby deleted and replaced with "ONE HUNDRED MILLION AND NO/100THS DOLLARS ($100,000,000.00)", and that the reference to "FIFTY MILLION AND NO/100THS DOLLARS ($50,000,000.00)" in Section 1 of the Guaranty is hereby deleted and replaced with "ONE HUNDRED MILLION AND NO/100THS DOLLARS ($100,000,000.00)", and (v) agrees that all references in the Guaranty and/or the Security Agreement to the "Credit Agreement", the "Loan Agreement", the "Loan Documents" and to any Loan Document shall mean the Credit Agreement, the Loan Documents and such Loan Document, respectively, as modified and amended by the foregoing Amendment and the other Modification Documents.

     IN WITNESS WHEREOF, Guarantor has duly executed this Guarantor's Consent and Amendment as of December 28, 1998.

                                       PRICE ENTERPRISES - TX, INC.,
                                       a Delaware corporation



                                       By /s/ Jack McGrory
                                          --------------------------------

                                          Its  CEO
                                               ---------------------------



                                       By /s/ Gary W. Nielson
                                          --------------------------------
                                          Its  Vice President
                                               ---------------------------